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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                January 15, 2002


                          EasyLink Services Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                       000-26371               13-3787073
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


                         399 Thornall Street, 6th Floor
                                Edison, NJ 08837
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                    (Address of principal executive offices)



Registrant's telephone number, including area code          (732) 906-2000



                                       N/A
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           Former Name or Former Address, if Changed Since Last Report



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ITEM 5.  OTHER EVENTS


EasyLink Outlines 2002 Business Strategy

         On January 15, 2002, EasyLink Services Corporation (the "Company") outlined its 2002 business strategy. See the press release contained in Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit 99.1 Press Release dated January 15, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 2002


                                    EASYLINK SERVICES CORPORATION


                                    By /s/ Thomas Murawski
                                       ----------------------------------------
                                       Thomas Murawski, Chief Executive Officer


                                  Exhibit Index

Exhibit 99.1 Press Release dated January 15, 2002.